SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 18, 1996


                   BEDFORD PROPERTY INVESTORS, INC.
        (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                        68-0306514
(State or other                (Commission                (I.R.S. Employer
jurisdiction of                File Number)            Identification No.)
incorporation)



             270 Lafayette Circle, Lafayette, California  94549
                  (Address of principal executive offices)


Registrant telephone number, including area code:    (510) 283-8910

The undersigned Registrant hereby amends its Report on Form 8-K, filed January 9, 1997, as follows:

Item 5. Other Events
        The registrant hereby amends Item 5 with the additional disclosure: On January 15, 1997, Bedford Property Investors, Inc. (the Company) acquired 6500 Kaiser Drive, a 78,600 square foot research and development building located in Fremont, California from AB REO IV, L.L.C. for $7,845,000. The acquisition was financed with borrowings from the credit facility with Bank of America.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits. The registrant hereby amends Item 7 by deleting sub parts (a) and (b) in their entirety and replacing such sections with:

        (a)   Financial Statements

              The combined Historical Summary of Gross Income and Direct Operating Expenses of O'Toole Business Center, Signal Systems Building and 6500 Kaiser Drive for the Year Ended December 31, 1995 (see Attachment A).

        (b)   Pro Forma Financial Information

              The pro forma consolidated balance sheet as of September 30, 1996 and pro forma consolidated income statements for the nine months ended September 30, 1996 and the year ended December 31, 1995, showing the effect resulting of the acquisitions of Napa Lots 10A and 12K and J, Doherty Avenue, O'Toole Business Center, Panorama Business Center, Signal Systems Building and 6500 Kaiser Drive and the sale of St. Paul Business Center East and West (see Attachment
              B).

        (c)   Exhibit

              23.1  Consent of KPMG, Peat Marwick LLP


        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                       By:  /s/  Donald A. Lorenz
                            Donald A. Lorenz
                            Executive Vice President and
                            Chief Financial Officer

Date:  February 4, 1997

                           Attachment A

          O'Toole Business Center, Signal System Building,
                      and 6500 Kaiser Drive

         COMBINED HISTORICAL SUMMARY OF GROSS INCOME AND
                    DIRECT OPERATING EXPENSES

                  Year Ended December 31, 1995


                            CONTENTS

Independent Auditors' Report                                   1

Combined Historical Summary of Gross
  Income and Direct Operating Expenses                         2

Notes to Combined Historical Summary of
  Gross Income and Direct Operating Expenses                   2-3

                   Independent Auditors' Report

The Board of Directors
Bedford Property Investors, Inc:


We have audited the accompanying combined historical summary of gross income and direct operating expenses (the Summary) of O'Toole Business Center, Signal System Building and 6500 Kaiser Drive (the Properties) for the year ended December 31, 1995. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Properties.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                           KPMG Peat Marwick LLP
San Francisco, California
January 31, 1997

           Combined Historical Summary of Gross Income
                  and Direct Operating Expenses
        O'Toole Business Center, Signal Systems Building,
                      and 6500 Kaiser Drive


                  Year Ended December 31, 1995

        Gross income:
          Rental income                          $1,550,508
          Common area reimbursement                 308,049
          Other                                         248
                                                  1,858,805
        Direct operating expenses:
          Real property tax                         340,294
          Repairs and maintenance                    96,489
          Utilities                                  46,223
          Insurance                                  56,068
          Administrative                              9,993
          Miscellaneous                              45,221
                                                    594,288
             Operating income                    $1,264,517


Notes to Combined Historical Summary of Gross Income and Direct
Operating Expenses

A. Property and Basis of Accounting

   The Combined Historical Summary of Gross Income and Direct
   Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of O'Toole Business Center, Signal
   Systems Building and 6500 Kaiser Drive (the Properties).

   In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

   The acquisition of the Properties may result in new valuations for purposes of determining future property tax assessments.

   Rental income of the Properties is recognized on a straight line basis over the term of the related leases. For 1995, contractual rentals exceeded aggregate rental income on a straight-line basis by $72,533.


B. Leases

   Minimum future rental receipts of the Properties as of December 31, 1995 are as follows (in thousands):


                1996                               $  1,607
                1997                                  1,480
                1998                                    574
                1999                                    248
                2000 and thereafter                     179
                                                   $  4,088

    The minimum future rental receipts shown above do not include tenants obligations for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

        Pro forma cash available from operations and pro forma taxable income for 1996 are shown below. Pro forma taxable operating results are derived by deducting depreciation over 39 years; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code (Code) REIT provisions. Bedford Property Investors, Inc. intends to pay dividends in amounts that exceed 95% of taxable income requirements. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

           Revenues (1)                          $1,931,338
           Operating expenses                       594,288
           Pro forma cash available
             from operations                      1,337,050
           Depreciation expense                     498,029

             Pro forma taxable income            $  839,021

(1) Includes $72,533 which represents the excess of aggregate contractual rents over rental income on a straight-line basis.

                          Attachment B

                BEDFORD PROPERTY INVESTORS, INC.
              PRO FORMA CONSOLIDATED BALANCE SHEET
                    AS OF SEPTEMBER 30, 1996
                           (Unaudited)
       (in thousands, except share and per share amounts)
                                                 Consolidated      Properties        Properties     Proforma       Consolidated
                                                  Historical      Acquired (1)         Sold (2)   Adjustment (3)     Pro Forma
ASSETS:
 Real estate investments:
  Industrial buildings - held for investment        $122,001         $54,965         $    -         $    -            $176,966
  Office buildings                                    52,677            -                 -              -              52,677
  Industrial buildings - held for sale                 6,355            -               (6,355)          -                -
  Retail buildings                                     6,281            -                 -              -               6,281
                                                     187,314          54,965            (6,355)          -             235,924
  Less accumulated depreciation                        4,150            -                  (82)          -               4,068
                                                     183,164          54,965            (6,273)          -             231,856
 Cash                                                  1,127            -                 -             (481)              646
 Other assets                                          5,654            -                  (65)          625             6,214

                                                    $189,945         $54,965         $  (6,338)     $    144          $238,716

LIABILITIES AND STOCKHOLDERS' EQUITY:
 Bank loan payable                                    30,754          50,821            (6,189)      (24,856)           50,530
 Mortgage loan payable                                25,000           1,850              -           25,000            51,850
 Accounts payable and accrued expenses                 2,349             269               (88)         -                2,530
 Dividend payable                                      2,815            -                 -             -                2,815
 Acquisition payable                                   3,000            -                 -             -                3,000
 Other liabilities                                     2,480             316               (82)         -                2,714

  Total liabilities                                   66,398          53,256            (6,359)          144           113,439

Redeemable preferred stock:
  Series A convertible preferred stock, par value
  $0.01 per share; authorized 10,000,000 shares;
  issued and outstanding 8,333,334 shares;
  aggregate redemption amount $50,000; aggregate
  liquidation preference $52,500.                     50,000            -                 -             -               50,000

Minority interest in consolidated partnership,
  convertible into 108,495 shares of common stock       -              1,709              -             -                1,709

Common stock and other stockholders' equity:
  Common stock, par value $0.02 per share;
     authorized 15,000,000 shares, issued
     and outstanding, 6,501,325 shares                   130            -                 -             -                  130
   Additional paid-in capital                        147,744            -                 -             -              147,744
   Accumulated losses and distributions
     in excess of net income                         (74,327)           -                   21          -              (74,306)
     Total common stock and
       other stockholders' equity                     73,547            -                   21          -               73,568

                                                    $189,945         $54,965           $(6,338)       $  144          $238,716

See accompanying notes to pro forma financial statements.

                BEDFORD PROPERTY INVESTORS, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                           (Unaudited)
       (in thousands, except share and per share amounts)


                                                    Consolidated      Properties         Properties     Pro Forma       Pro Forma
                                                     Historical      Acquired (4)         Sold (5)     Adjustments     Consolidated

Property operations:
  Rental income                                        $19,168           $7,890            $(1,083)     $   -            $25,975

  Rental expenses:
     Operating expenses                                  3,797              835               (191)         -                4,441
     Real estate taxes                                   1,823              766               (257)         -                2,332
     Depreciation and amortization                       2,114              985                (85)         -                3,014

Income from property operations                         11,434            5,304               (550)         -               16,188

General and administrative expenses                     (1,341)            -                  -             -               (1,341)
Interest income                                            105             -                  -             -                  105
Interest expense                                        (2,692)            -                  -           (3,791) (6)       (6,483)

Income before gain on sale                               7,506            5,304               (550)       (3,791)            8,469

Gain (loss) on sale of real
   estate investments                                      359             -                   (41)         -                  318


Net income                                             $ 7,865           $5,304            $  (591)      $(3,791)          $ 8,787

Net income applicable to common
   stockholders*                                       $ 4,490           $5,304            $  (591)      $(3,871) (6)      $ 5,332

Primary earnings per common and
   common equivalent share*                            $  0.87                                                             $  0.81

Weighted average number of common
   and common equivalent shares
  outstanding**                                      5,161,087                                                           6,554,423


Earnings per common share - assuming
   full dilution                                      $   0.84                                                             $  0.81

Weighted average number of common
   shares - assuming full dilution**                 9,323,223                                                          10,825,054

See accompanying notes to pro forma financial statements.


* Reflects dividends of $3,375 on $50,000 preferred stock issued on September 18, 1995, and $80 of distributions on partnership units.

**    Reflects the one-for-two reverse stock split effective March 29, 1996.



                 BEDFORD PROPERTY INVESTORS, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE YEAR ENDED DECEMBER 31, 1995
                           (Unaudited)
       (in thousands, except share and per share amounts)


                                    Consolidated         Properties     Properties       Pro Forma       Pro Forma
                                     Historical         Acquired (7)     Sold (8)       Adjustments     Consolidated

Property operations:
  Rental income                        $11,695             $23,736       $(2,491)       $     -         $32,940
  Rental expenses:
     Operating expenses                  2,744               3,134          (587)             -           5,291
     Real estate taxes                   1,105               2,548          (469)             -           3,184
     Depreciation and amortization       1,484               2,556          (316)             -           3,724

Income from property operations          6,362              15,498        (1,119)             -          20,741

General and administrative expenses     (1,457)               -             -                 -          (1,457)
Interest income                            226                -             -                 -             226
Interest expense                        (1,594)               -             -               (7,253) (9)  (8,847)

Income before loss on sale               3,537              15,498        (1,119)           (7,253)      10,663

Loss on sale of real estate
  investments                             (642)               -             (250)             -            (892)

Net income                             $ 2,895             $15,498       $(1,369)         $ (7,253)     $ 9,771

Net income applicable to common
   stockholders                        $ 1,607             $15,498       $(1,369)         $(10,554)     $ 5,182  (10)

Primary earnings per common and
   common equivalent share             $  0.52                                                          $  0.80

Weighted average number of common
   and common equivalent shares
   outstanding                         3,089,549                                                       6,439,549 (11)

See accompanying notes to pro forma financial statements.

                      BEDFORD PROPERTY INVESTORS, INC.
                  NOTES TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1996

(1) The unaudited pro forma consolidated balance sheet reflects the acquisition of (i) Carroll Tech Center located in San Diego, California, (ii) 47633 Westinghouse Drive located in Fremont, California, (iii) Vista Buildings 1 and 2 located in Vista, California, (iv) Napa lots 10A and 12J and K located in Napa, California, (v) Doherty Avenue located in Modesto, California,
     (vi) O'Toole Business Center located in San Jose, California,
     (vii) Panorama Business Center located in Kansas City, Missouri,
     (viii) Signal Systems Building located in San Diego, California and (ix) 6500 Kaiser Drive located in Fremont, California as if such acquisitions had occurred on September 30, 1996.
     The Company acquired Carroll Tech Center on October 7, 1996,
     47633 Westinghouse Drive on October 15, 1996,
     Vista Buildings 1 and 2 on October 17, 1996, Napa lots 10A and 12J and K on December 10, 1996, Doherty Avenue on December 17, 1996, O'Toole Business Center and Panorama Business Center on December 18, 1996, Signal Systems Building on December 31, 1996 and 6500 Kaiser Drive on January 15, 1997.

     The combining balance sheet for these acquisitions as of September 30, 1996 is as follows (in thousands):

                                                           47633          Vista       Subtotal
                                        Carroll Tech    Westinghouse    Buildings      carried
                                           Center          Drive         1 and 2       forward
 Assets:
  Real estate investment:
    Industrial buildings - held
      for investment                        $7,151         $5,914         $5,179       $18,244

                                            $7,151         $5,914         $5,179       $18,244

  Liabilities and stockholders'
   equity:
    Bank loan payable                        7,107          5,894          5,117        18,118
    Accounts payable and
         accrued expenses                       19             20             18            57
  Other liabilities                             25           -                44            69

         Total liabilities                   7,151          5,914          5,179        18,244

  Minority interest in consolidated
    partnership                               -              -              -             -

                                            $7,151         $5,914         $5,179       $18,244

                                Subtotal                                O'Toole   Panorama    Signal
                                brought        Napa Lots   Doherty     Business   Business   Systems  6500 Kaiser
                                forward    10A and 12J & K Avenue       Center     Center    Building   Drive      Total
Assets:
  Real estate investment:
   Industrial buildings - held
     for investment             $18,244         $2,112      $3,695      $9,682     $3,773     $9,492     $7,967    $54,965

                                $18,244         $2,112      $3,695      $9,682     $3,773     $9,492     $7,967    $54,965

Liabilities and stockholders'
  equity:
  Bank loan payable              18,118          2,082        -          9,576      3,718      9,395      7,932     50,821
  Mortgage loan payable            -              -          1,850        -          -          -          -         1,850
  Accounts payable and accrued
     expenses                        57             30          68          24         29         26         35        269
  Other liabilities                  69           -             68          82         26         71       -           316
        Total liabilities        18,244          2,112       1,986       9,682      3,773      9,492      7,967     53,256
  Minority interest in
   consolidated partnership        -              -          1,709        -          -          -          -         1,709

                                $18,244         $2,112      $3,695      $9,682     $3,773     $9,492     $7,967    $54,965

      Consolidated pro forma real estate investments as of September 30, 1996 include capitalized fees of $811,600 paid by the Company to Bedford Acquisitions, Inc. (BAI or
      Bedford Acquisitions), a corporation wholly owned by Mr.
      Bedford, in connection with the Company's acquisition of Carroll Tech Center, 47633 Westinghouse Drive and Vista Buildings 1 and
      2, Napa lots 10A and 12J and K, Doherty Avenue, O'Toole Business Center, Panorama Business Center, Signal Systems Building and 6500 Kaiser Drive.

(2) The unaudited pro forma consolidated balance sheet reflects the sale of St. Paul East and West as if such transaction had occurred on September 30, 1996. The Company sold these properties on December 31, 1996. The proceeds of the sale were used to pay down the credit facility.

(3) The unaudited pro forma consolidated balance sheet reflects the mortgage financing of $25,000,000 from Union Bank and the paydown of the company's credit facility as if such transactions had occurred on September 30, 1996. The Company incurred loan fees of $625,000, of which $356,000 was paid to BAI, in securing the mortgage financing from Union Bank on December 31, 1996.

PROFORMA CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

(4) The unaudited pro forma consolidated statement of income reflects the property acquisitions through December 31, 1996 and probable acquisitions as of December 31, 1996 as if they had occurred on January 1, 1996. The Company acquired (i) Laguna Hills Square on March 27, 1996, (ii) Westech Business Center on April 25, 1996,
      (iii) 100 View Street on May 3, 1996, (iv) Fourier Avenue on May 30, 1996, (v) Lenexa land on June 4, 1996, (vi) Lundy Avenue on July 9, 1996, (vii) Phoenix land on July 30, 1996, (viii) Kenyon Center, 115 Mason Circle and 47600 Westinghouse Drive on September 5, 1996, (ix) 860-870 Napa Valley Corporate Way on September 19, 1996, (x) Carroll Tech Center on October 7, 1996, (xi) 47633 Westinghouse Drive on October 15, 1996, (xii) Vista Buildings 1 and 2 on October 17, 1996, (xiii) Napa Lots 10A and 12J and K on December 10, 1996, (xiv) Doherty Avenue on December 17, 1996, (xv) O'Toole Business Center and Panorama Business Center on December 18, 1996, (xvi) Signal Systems Building on December 31, 1996 and
      (xvii) 6500 Kaiser Drive on January 15, 1997.

      The combining historical statement of income for the period from January 1, 1996 through the date of acquisition for the properties acquired from January 1 through September 30, 1996 is as follows (in thousands):

                             Laguna Hills         Westech      100 View      Fourier      Lenexa      Lundy           Subtotal
                                Square        Business Center   Street        Avenue       Land       Avenue      carried forward

   Rental income                 $294               $374         $306          $434       $ -        $274            $1,682
   Rental expenses:
      Operating expenses           74                 63           83            21         -          34               275
      Real estate taxes             9                 28           17            33         3          29               119
      Depreciation and
        amortization               20                 33           23            65         -          24               165

                                 $191               $250         $183          $315       $(3)      $187$1,123

                                                                                                            Total
                                                                                               860-870      properties
                              Subtotal                                              47600      Napa Valley  acquired from
                              brought        Phoenix     Kenyon      115 Mason   Westinghouse   Corporate   Jan. 1 through
                              forward          Land      Center        Circle       Drive           Way      Sept. 30, 1996

  Rental income               $1,682         $    -       $788          $142        $119           $399           $3,130
  Rental expenses:
     Operating expenses          275              -         26            21          14             61              397
     Real estate taxes           119              6          -            14          10             74              223
     Depreciation and
      amortization               165              -        107            13          16             52              353

                              $1,123         $   (6)      $655          $ 94        $ 79           $212           $2,157



   The combining historical statement of income for the first nine months of 1996 for properties acquired after September 30, 1996 and the statement summarizing all the acquisitions are as follows (in thousands):

                                Carroll             47633                        Vista            Napa                  Subtotal
                                  Tech           Westinghouse     Westinghouse  Buildings    Lots 10A and   Doherty      carried
                                 Center             Drive              Land      1 and 2         12J & K    Avenue       forward

   Rental income                  $801              $472             $   -        $391            $  -      $  406       $2,070
   Rental expenses:
      Operating expenses            77                14                 -          10               -          26          127
      Real estate taxes             58                40                11           -                91        43          243
      Depreciation and
        amortization                82                54                 -          66               -          54          256

                                  $584              $364             $ (11)       $315            $  (91)   $  283       $1,444

                                                                                     Total         Total
                                                                                   properties   properties
                          Subtotal     O'Toole    Panorama     Signal     6500      acquired    acquired from    Total
                          brought     Business    Business    Systems    Kaiser    after Sept.  Jan. 1 through   properties
                          forward      Center      Center     Building   Drive     30, 1996     Sept. 30, 1996   acquired

 Rental income            $2,070        $847        $543        $752      $548        $4,760       $3,130        $7,890
 Rental expenses:
    Operating expenses       127         119         114          43        35           438          397           835
    Real estate taxes        243          71          88          74        67           543          223           766
    Depreciation and
      amortization        $  256          96          52         121       107           632          353           985

                          $1,444        $561        $289        $514      $339        $3,147       $2,157        $5,304

      The pro forma amounts are generally based on historical data. Depreciation and amortization expense is calculated on a pro forma basis, based on acquisition cost. Incremental costs of managing the acquired properties are reflected in the property operating expenses.

(5) The unaudited pro forma consolidated statement of income reflects the elimination of the actual results of the operations of St. Paul East and West from January 1 through September 30, 1996. The statement also reflects the loss on the sale as if the sale had occurred on January 1, 1996. The Company sold St. Paul East and West on December 31, 1996.

(6) The unaudited pro forma consolidated statement of income reflects the effects of the sale of 3,350,000 shares of common stock at $13.00 per share and the mortgage loan financings of $51,850,000 as if they had occurred on January 1, 1996. Net proceeds of the common stock sale, the mortgage loan financings, the sale of St. Paul East and West and borrowings of $50,000,000 on the credit facility were utilized to finance the Company's acquisition of real estate investments during the first nine months of 1996. The sale of 3,350,000 shares of common stock was completed on April 24, 1996. The $25,000,000 mortgage financing from Prudential Insurance of America was completed on May 31, 1996. The $25,000,000 mortgage financing from Union Bank was completed on December 31, 1996. The acquisition of Doherty Avenue was financed with a $1,850,000 mortgage loan and the issuance of partnership units convertible to 108,495 shares of common stock.

      The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the amendment and expansion of the credit facility to $100,000,000, amortization of loan fees incurred to secure the mortgage loans, and interest expense incurred on the mortgage loans and borrowings on the credit facility.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER
31, 1995

(7) The unaudited pro forma consolidated statement of income reflects the property acquisitions in 1995 as if they had occurred on January 1, 1995. The Company acquired (i) 350 East Plumeria Drive and Lackman Business Center on September 19, 1995, (ii) Ninety-Ninth Street #1 and Ninety-Ninth Street #2 on September 20, 1995, (iii) 6600 College Boulevard on October 6, 1995, (iv) 3002 Dow Business Center on December 5, 1995 and (v) the Landsing Pacific Portfolio on
      December 14, 1995.


      The combining historical statement of income for the period from January 1, 1995 through the date of acquisition for these properties is as follows (in thousands):

                                                          Ninety-                                          Total
                              350 East       Lackman       Ninth        6600      3002 Dow   Landsing    properties
                              Plumeria       Business     Street       College    Business   Pacific     acquired
                               Drive          Center     #1 and #2    Boulevard    Center    Portfolio    in 1995

 Rental income                 $1,001          $269         $326        $831       $1,552      $7,056     $11,035
 Rental expenses
    Operating expenses             35            41           30         105          210       1,037       1,458
    Real estate taxes             104            46           49         112          189         801       1,301
    Depreciation and
      amortization                 79            27           35          66          152         616         975
 Income from property
   operations                  $  783          $155         $212        $548       $1,001      $4,602     $ 7,301

   The unaudited pro forma consolidated statement of income reflects the property acquisitions through December 31, 1996 and probable acquisitions as of December 31, 1996 as if they had occurred on January 1, 1995. The Company acquired (i) Laguna Hills Square on March 27, 1996, (ii) Westech Business Center on April 25, 1996,
   (iii) 100 View Street on May 3, 1996, (iv) Fourier Avenue on May
   30, 1996, (v) Lenexa land on June 4, 1996, (vi) Lundy Avenue on
   July 9, 1996, (vii) Phoenix land on July 30, 1996, (viii) Kenyon Center, 115 Mason Circle and 47600 Westinghouse Drive on
   September 5, 1996, (ix) 860-870 Napa Valley Corporate Way on September 19, 1996, (x) Carroll Tech Center on October 7, 1996,
   (xi) 47633 Westinghouse Drive on October 15, 1996, (xii) Vista Buildings 1 and 2 on October 17, 1996, (xiii) Napa lots 10A and
   12J and K on December 10, 1996 (xiv) Doherty Avenue on December 17, 1996 (xv) O'Toole Business Center and Panorama Business Center on December 18, 1996 (xvi) Signal Systems Building on December 31, 1996 and (xvii) 6500 Kaiser Drive on January 15, 1997.

   The combining historical statement of income for the twelve months of 1995 for these properties is as follows (in thousands):

                                     Westech                                                                               Subtotal
                       Laguna Hills  Business     100 View     Fourier     Lenexa      Lundy       Phoenix     Kenyon      carried
                          Square     Center       Street       Avenue       Land       Avenue        Land      Center      forward

 Rental income            $1,080      $1,115       $640        $1,041      $  -        $494        $   -       $1,141      $5,511
 Rental expenses:
   Operating expenses        345         194        240            51         -          60            -           40         930
   Real estate taxes          60          90         67            80         6          57           11            -         371
   Depreciation and
     amortization             82         100         70           156         -          49            -          161         618

                          $  593      $  731       $263        $  754      $ (6)       $328        $ (11)      $  940      $3,592

                                                47600        860-870                   47633
                         Subtotal               Westing-   Napa Valley                Westing-    Westing-      Vista     Subtotal
                         brought    115 Mason   house      Corporate    Carroll Tech   house       house      Buildings   carried
                         forward     Circle     Drive         Way          Center      Drive       Land       1 and 2     forward

 Rental income            $5,511      $201       $174        $399          $1,170       $629      $    -        $491      $8,575
 Rental expenses:
    Operating expenses       930        30         26         103             105         20           -          13       1,227
    Real estate taxes        371        20         18          91             102         53          15           -         670
    Depreciation and
     amortization            618        20         24          78             109         72           -          88       1,009

                          $3,592      $131       $106        $127          $  854       $484      $  (15)       $390      $5,669

                        Subtotal        Napa lots                 O'Toole      Panorama    Signal     6500       Total properties
                        brought         10A and      Doherty      Business     Business    Systems    Kaiser         acquired
                        forward         12J & K      Avenue       Center       Center      Building   Drive          in 1996

 Rental income          $8,575          $   -         $541        $1,129        $724       $1,002     $730           $12,701
 Rental expenses:
    Operating expenses   1,227              -           35           159         152           57       46             1,676
    Real estate taxes      670             121          57            95         117           98       89             1,247
    Depreciation and
      amortization       1,009              -           72           128          69          161      142             1,581

                        $5,669          $ (121)       $377        $  747        $386       $  686     $453           $ 8,197


   The statement summarizing the operating results for the twelve months of 1995 for all acquisitions made during 1995 and 1996 is as follows (in thousands):

                                  Total             Total
                               Properties        Properties       Total
                                Acquired          Acquired      Properties
                                in 1995           in 1996        Acquired

   Rental income                $11,035           $12,701        $23,736
   Rental expenses:
      Operating expenses          1,458             1,676          3,134
      Real estate taxes           1,301             1,247          2,548
      Depreciation and
        amortization                975             1,581          2,556

                                $ 7,301           $ 8,197        $15,498

   The pro forma amounts are generally based on historical data.
   Depreciation and amortization expense is calculated on a pro forma basis, based on acquisition cost. Incremental costs of managing the acquired properties are reflected in the property operating expenses.

(8) The unaudited pro forma consolidated statement of income reflects the elimination of the actual results of operations of Cody Street Park and the IBM Building from January 1, 1995 through the date of sale. The statement reflects the elimination of the actual results of operations of St. Paul East and West from December 14, 1995 to December 31, 1995 and the pro forma results of operations from January 1, 1995 to December 14, 1995. The statement also reflects the loss on the sales of Cody Park, the IBM Building and St. Paul East and West as if the sales had occurred on January 1, 1995. St. Paul East and West were part of the Landsing Pacific Portfolio which was purchased on December 14, 1995. The Company sold Cody Street Park on September 20, 1995, the IBM Building on October 2, 1995, and St. Paul East and West on December 31, 1996.

   The combining historical statement of income from January 1, 1995 through the date of sale for Cody Street Park and the IBM
   Building and for 1995 for St. Paul East and West is as follows
   (in thousands):

                                                                 IBM          St. Paul
                                           Cody Street Park    Building    East and West    Total

 Rental income . . . . . . . . . . . .           $146            $939          $1,406      $2,491
 Rental expenses:
    Operating expenses . . . . . . . .             13             308             226         587
    Real estate taxes. . . . . . . . .             25             118             326         469
    Depreciation and amortization  . .             45             178              93         316
 Income from property operations . . .           $ 63            $335          $  721      $1,119

(9) The unaudited pro forma consolidated statement of income reflects the effects of the sale of 3,350,000 shares of common stock at $13.00 per share, the mortgage loan financings of $51,850,000 and the sale of the $50,000,000 Convertible Preferred Stock as if they had occurred on January 1, 1995. Net proceeds of the sale of common stock and convertible preferred stock, the mortgage loan financings and borrowings of $50,000,000 on the credit facility were utilized to finance the Company's acquisitions of real estate investments during 1995 and 1996. The sale of the $50,000,000 Convertible Preferred Stock was completed on September 18, 1995, the sale of the 3,350,000 shares of common stock on April 24, 1996, the mortgage loan financing from Prudential Insurance Company of America on May 31, 1996, and the mortgage loan financing from Union Bank on December 31, 1996. The acquisition of Doherty Avenue was financed with a $1,850,000 mortgage loan and the issuance of partnership units convertible to 108,495 shares of common stock.

      The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the amendment and expansion of the credit facility to $100,000,000, amortization of loan fees incurred to secure the mortgage loans, and interest expense incurred on the mortgage loans and borrowings on the credit facility.

(10) Net income applicable to common stockholders shown on the pro forma consolidated statement of income reflects the 9% dividends ($4,500,000) accrued to the holders of the convertible preferred stock less accrued dividends reflected in the historical column of $1,288,000, and $89 distributions to the holders of the partnership units convertible to 108,495 shares of common stock.

(11) The weighted average number of common and common equivalent shares outstanding shown on the pro forma consolidated statement of income reflects the Company's one-for-two reverse stock split that took place on March 29, 1996. There was no dilutive effect from the convertible preferred stock and the partnership units, assuming conversion; therefore, no fully diluted data per share was presented.

                                 Exhibit 23.1

               Consent of Independent Certified Public Accountants

The Board of Directors
Bedford Property Investors, Inc.:

We consent to incorporation by reference in the registration statement (No. 333-15233) on Form S-3 and related prospectus of Bedford Property Investors, Inc. of our report dated January 31, 1997, with respect to the Combined Historical Summary of Gross Income and Direct Operating Expenses of O'Toole Business Center, Signal Building and 6500 Kaiser Drive for the year ended December 31, 1995, which report appears in the Form 8-K/A of Bedford Property Investors, Inc. filed on February 4, 1997.

                                         KPMG, Peat Marwick LLP
San Francisco, California
February 4, 1997